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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): November 15, 2006

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                                    Dell Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                 0-17017                74-2487834
  (State or other jurisdiction     (Commission            (IRS Employer
        of incorporation)          File Number)         Identification No.)


                      One Dell Way, Round Rock, Texas 78682
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (512) 338-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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Item 2.02 - Results of Operations and Financial Condition.

     On November 15, 2006, Dell Inc. issued a press release announcing that it is delaying the announcement of preliminary financial results for its fiscal third quarter ended November 3, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.


Item 9.01 - Financial Statements and Exhibits.

(c)    Exhibits

       99.1    Press Release issued by Dell Inc., dated November 15, 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           DELL INC.


Date: November 15, 2006                    By:   /s/ Lawrence P. Tu
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                                                 Lawrence P. Tu,
                                                 Senior Vice President, General
                                                 Counsel and Secretary


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                                  EXHIBIT INDEX

   Exhibit
     No.                           Description of Exhibits
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    99.1     -- Press Release issued by Dell Inc., dated November 15, 2006.


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